January 25, 2018

ULTIMUS MANAGERS TRUST

NAVIAN WAYCROSS LONG/SHORT EQUITY FUND

Supplement to the Prospectus, the Summary Prospectus, and the Statement of Additional Information, each dated November 21, 2017

This supplement updates certain information in the Prospectus, the Summary Prospectus, and the Statement of Additional Information (the “SAI”) of the Navian Waycross Long/Short Equity Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus, Summary Prospectus, or the SAI, free of charge, please contact the Fund at 1-866-267-4304.

Notice is hereby given that effective as of February 1, 2018, the Fund will change its name to “Waycross Long/Short Equity Fund”.

Investors Should Retain this Supplement for Future Reference